Subsequent Events	12 Months Ended
Dec. 31, 2020
Subsequent Events [Abstract]
Subsequent events
22. Subsequent Events
In February 2021, the Company completed a
follow-on
public offering and issued 7,000,000 ADSs, representing 7,000,000 Class A ordinary shares for net proceeds of approximately US$231.6 million after deducting the underwriter commissions and relevant offering expenses.
In April 2021, the Company entered into a
three-year US$300
million revolving loan facility agreement with NetEase. In addition, a bank group provided a commitment letter in April with a three-year US$150 million revolving loan facility under the guarantee of NetEase. The use of proceeds of the facilities are both for general corporate purposes.